Exhibit 10.34

TERADYNE, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(as amended and restated as of January 24, 2005)

1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1996 Non-Employee Director Stock Option Plan (hereinafter, this “Plan”) is intended to promote the interests of Teradyne, Inc. (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the “Board”).

2. Available Shares. The total number of shares of Common Stock, par value $.125 per share, of the Company (the “Common Stock”) for which options may be granted under this Plan shall not exceed 1,600,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefore shall continue to be available under this Plan.

3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the “Committee”). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

4. Automatic Grant of Options. Subject to the availability of shares under this Plan, (a) each person who becomes a member of the Board on or after August 26, 1999 and through December 31, 2003, who is not an employee or officer of the Company (each, a “Non-Employee Director”) shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 22,500 shares of the Common Stock, (b) each person who becomes a Non-Employee Director on or after January 1, 2004, shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 25,000 shares of the Common Stock, (c) each person who was a Non-Employee Director on February 7, 2000 shall be granted on February 5, 2001 an option to purchase 6,750 shares of the Common Stock, (d) each Non-Employee Director who became a new member of the Board during February 2000 shall be granted on February 5, 2001 an option to purchase 15,750 shares of the Common Stock, (e) beginning on February 5, 2001 and through December 31, 2003, each person who is a Non-Employee Director on the first Monday in February in each year shall be automatically granted on each such date an option to purchase 11,250 shares of the Common Stock, (f) beginning on January 1, 2004 and throughout the term of this Plan, each person who is a Non-Employee Director, on the first Monday in February in each year shall be automatically granted on each such date an option to purchase 15,000 shares of the Common Stock, and (g) beginning in February 2005 and throughout the term of this Plan, each person who is a Non-Employee Chair of the Board of Directors (the “Chair”) on the first Monday in February of each year shall automatically be granted on each such date an option to purchase 30,000 shares of the Common Stock in lieu of the automatic grant described in (f) above. The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to each such member under this Plan. The number of shares covered by options granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan.

5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List.

6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is seven (7) years after the date of grant of the option.

7. (a) Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan prior to February 5, 2001 shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:

Percentage of Option Shares for which Option Will be Exercisable	Date of Vesting
0%	Less than one year from the date of grant
25%	One year from the date of grant
50%	Two years from the date of grant
75%	Three years from the date of grant
100%	Four years from the date of grant

Options granted on or after February 5, 2001 shall not be subject to vesting and shall be immediately exercisable in their entirety on the date of grant.

The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

(b) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee’s lifetime only by him or her.

8. Termination of Option Rights.

(a) If an optionee ceases to be a director of the Company other than by reason of death, no further installments of his options will become exercisable, and his options shall terminate after the passage of three months from the date of termination of his directorship (but not later than on their specified expiration dates). Notwithstanding the foregoing, in the event a director of the Company (A) resigns from the Board of Directors to enter government service or (B) retires from the Board of Directors (i) at any time on or after age 55 but prior to age 65 provided that such director has been a director of the Company continuously for at least ten years or (ii) at any time on or after age 65 provided that such director has been a director of the Company continuously for at least five years, such director may exercise any option then held by him or her, within the original term of the option, as to all or any of the shares covered thereby, at the time or times such exercise is permitted under the terms of the option. Notwithstanding the foregoing, if a director retires from the Company at any time and becomes a director of a competitor of the Company, such director’s options shall terminate after the passage of three months from the date that such director becomes a director of a competitor. Nothing in the Plan shall be deemed to give any optionee the right to be nominated as a director by the Company for any period of time.

(b) If an optionee dies, any option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option’s specified expiration date or six months from the date of the optionee’s death. The option shall terminate on the earlier of such dates.

9. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the

Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the

Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b) Recapitalization Adjustments. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan shall be made if, and in the same manner as, such adjustments are made to options issued under the Company’s other stock option plans. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

(c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraphs 2 and 4 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

11. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

(i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

(ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company’s outstanding Common Stock is then listed.

12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

14. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

15. Termination and Amendment of Plan. Options may no longer be granted under this Plan after November 13, 2006, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not modify or amend this Plan, without approval of the stockholders, if such approval is required by the Federal securities laws or applicable regulatory authorities (at the time of any such modification or amendment). Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

16. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee’s gross income.

17. Compliance with Regulations. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

18. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Register of Approvals and Amendments:

Date Approved by Board of Directors of the Company: November 13, 1996

Date Approved by the Shareholders of the Company: April 15, 1997

Amended on December 14, 1998 to revise Section 4.

Amended August 1999 to revise Section 4 as previously set forth herein.

Amended August 1999 to adjust aggregate number of shares issuable under Plan as currently set forth herein to reflect 2:1 stock split.

Amended January 2001 to revise Sections 4 and 7(a) as currently set forth herein.

Amended January 2002 to revise Section 6 as currently set forth herein.

Amended November 12, 2003 to revise Section 4 as currently set forth herein.

Amended January 24, 2005 to revise Section 4 as currently set forth herein.